UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 24, 2020
Date of Report (date of earliest event reported)
J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-15274		26-0037077
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

6501 Legacy Drive	Plano	Texas	75024-3698
(Address of Principal Executive Offices)			(Zip Code)
(972) 431-1000
Registrant's telephone number, including area code
 Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of 50 cents par value	JCP	New York Stock Exchange
Preferred Stock Purchase Rights	JCP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.

Item 3.03 below is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

On January 24, 2020, J. C. Penney Company, Inc. (the “Company”) amended its Amended and Restated Rights Agreement, dated as of January 27, 2014, between the Company and Computershare Inc., as rights agent, as amended by the First Amendment to Amended and Restated Rights Agreement, dated as of January 23, 2017 (as amended, the “Rights Agreement”), to extend the term of the Rights Agreement to January 25, 2023 (subject to earlier expiration as described in the Rights Agreement).

The purpose of the Rights Agreement is to protect stockholder value by preserving the Company’s ability to use its net operating losses and certain other tax assets (“Tax Benefits”) to offset potential future taxable income and reduce federal income tax liability. The Company’s ability to use its Tax Benefits would be substantially limited if it experiences an “ownership change” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). A company generally experiences such an ownership change if the percentage of its stock owned by its “5-percent shareholders,” as defined in Section 382 of the Code, increases by more than 50 percentage points over a rolling three-year period. The Rights Agreement is intended to reduce the likelihood of an ownership change under Section 382 of the Code by deterring any person or group from acquiring beneficial ownership of 4.9% or more of the Company’s outstanding common stock. A summary of the terms of the Rights Agreement can be found in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 28, 2014.

The Company expects to submit the extension of the Rights Agreement to stockholders for approval at its 2020 annual meeting of stockholders.

The foregoing summary of the terms of the amendment to the Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the amendment, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 4.1	Second Amendment to Amended and Restated Rights Agreement, dated as of January 24, 2020, by and between J. C. Penney Company, Inc. and Computershare Inc., as Rights Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:	/s/ Brandy L. Treadway
Brandy L. Treadway Executive Vice President, General Counsel and Secretary

Date:  January 24, 2020